UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
September 15, 2026
Date of Report (Date of Earliest Event Reported)
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Harte Hanks, Inc.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	1-7120	74-1677284

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
1 Executive Drive, Suite 303
Chelmsford, MA 01824
(512) 434-1100
(Address of principal executive offices and Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HHS	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events
On September 15, 2026, Harte Hanks, Inc. (the “Company” or “Harte Hanks”) issued a press release announcing the expiration of the “Go-Shop Period” set forth in the previously announced Agreement and Plan of Merger, dated as of August 14, 2026 (the “Star Merger Agreement”), by and among the Company, Star Equity Holdings, Inc. (“Star”) and Merger Sub - R, Inc., the receipt of “Acquisition Proposals” (as defined in the Star Merger Agreement) during the Go-Shop Period, the Company’s provision to Star of the Exempted Party designation notice pursuant to Section 5.3(a) of the Star Merger Agreement, and the reaffirmation by the Company’s Board of Directors of its “Company Board Recommendation” (as defined in the Star Merger Agreement) of the Star Merger Agreement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Important Information About the Proposed Transaction
In connection with the proposed transaction, Star intends to file with the SEC a registration statement on Form S-4 to register the shares of 10% Series A Cumulative Perpetual Preferred Stock of Star to be issued to stockholders of Harte Hanks in connection with the proposed transaction. The registration statement will include a document that serves as a prospectus of Star and a proxy statement of Harte Hanks (the “proxy statement/prospectus”), and each of Star and Harte Hanks will file other documents regarding the proposed transaction with the SEC. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS, AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT HARTE HANKS AND STAR, THE PROPOSED TRANSACTION, THE RISKS RELATED THERETO, AND RELATED MATTERS.
After the registration statement has been declared effective, a definitive proxy statement/prospectus will be mailed to the stockholders of Harte Hanks. Investors and security holders will be able to obtain free copies of the registration statement and the proxy statement/prospectus, as each may be amended or supplemented from time to time, and other relevant documents filed by Harte Hanks with the SEC (if and when they become available) through the website maintained by the SEC at www.sec.gov. Copies of such documents filed with the SEC by Harte Hanks and Star, including the proxy statement/prospectus (when available), will be available free of charge from Harte Hanks’s website at www.hartehanks.com under the “Investor Relations” link.
Participants in the Solicitation
Harte Hanks, Star, their respective directors and certain of their respective officers may be considered participants in the solicitation of proxies in connection with the proposed Merger. Information regarding the names, affiliations and interests of certain of Harte Hanks’s directors and executive officers in the solicitation and their ownership of Harte Hanks common stock is set forth in its Annual Report on Form 10-K for the fiscal year ended December 31, 2025 filed with the SEC on March 17, 2026, its subsequent Quarterly Reports on Form 10-Q filed with the SEC on May 15, 2026 and August 14, 2026, its definitive proxy statement for the 2026 annual meeting of stockholders filed with the SEC on April 9, 2026 and the proxy statement/prospectus and other relevant materials filed with the SEC in connection with the proposed transaction when they become available. Information regarding the names, affiliations and interests of certain of Star is set forth in its Annual Report on Form 10-K for the fiscal year ended December 31, 2025 filed with the SEC on March 20, 2026, its subsequent Quarterly Reports on Form 10-Q filed with the SEC on May 12, 2026 and August 14, 2026, its definitive proxy statement for the 2026 annual meeting of stockholders filed with the SEC on April 30, 2026 and the proxy statement/prospectus and other relevant materials filed with the SEC in connection with the proposed transaction when they become available. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.
No Offer or Solicitation
This communication is for informational purposes only and is not intended to and does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No	Description
99.1	Press Release dated September 15, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARTE HANKS, INC.

Date: September 15, 2026	By:	/s/ David Garrison
David Garrison Chief Financial Officer